Exhibit 99.2

Q3 2016 Financial Results November 2, 2016 ™ Trademark of Trinseo S.A. or its affiliates

Introductions & Disclosure Rules 2 Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward- looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in that report. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA, Adjusted EBITDA excluding inventory revaluation, Adjusted Net Income (loss), Adjusted EPS, and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity. We have provided a reconciliation of these measures to the most comparable GAAP metric in the Appendix section of this presentation. Introductions Chris Pappas, President & CEO Barry Niziolek, Executive Vice President & CFO David Stasse, Vice President, Treasury & Corporate Finance

# Key Points

TRINSEO

## Q3 RESULTS

**Net Income**

**$67MM**

- Includes $16MM pre-tax restructuring charge related to Livorno

**Adj EBITDA ex Inv Reval***

**$137MM**

- Prior guidance of $140MM to $150MM
- Includes $3MM accelerated expense related to secondary offering

**Cash from Operations**

**$145MM**

- Free Cash Flow* of $115MM
- $100MM of share repurchases

## Q4 2016 GUIDANCE

**Net Income** **$54MM-$62MM**

- Assumes no impact from inventory revaluation

**Adjusted EBITDA*** **$115MM-$125MM**

- Sequentially lower styrene margins due to less planned outages and continued low global inventory levels
- Assumes no impact from inventory revaluation

## FY 2016 GUIDANCE

**Net Income** **$295MM-$303MM**

- Includes $10MM Q3 YTD favorable pre-tax inventory revaluation
- Includes $34MM Q3 YTD pre-tax restructuring-related expenses

**Adjusted EBITDA*** **$585MM-$595MM**

- Includes $10MM Q3 YTD favorable pre-tax inventory revaluation
- Estimated Cash from Operations of $485MM and Free Cash Flow* of $350MM

* See Appendix for reconciliation of non-GAAP measures. This will be the last quarter the Company reports Adjusted EBITDA excluding inventory revaluation; Adjusted EBITDA will be the primary non-GAAP earnings measure going forward.

3

Other Highlights 4 Bain exit; now fully public Share buybacks ~1.8 million shares repurchased during Q3 for $100 million ~9% of shares repurchased since beginning of the year Board of Directors approved additional $100 million repurchase as part of the remaining 2.7 million shares approved by shareholders through June 2018 50kT SSBR expansion Synthetic rubber pilot plant ABS capacity in China Long glass fiber compounds Growth Investments Corporate

Performance Materials Net Sales: $531MM Adj EBITDA: $84MM 5 Basic Plastics & Feedstocks Net Sales: $405MM Adj EBITDA: $86MM Synthetic Rubber Net Sales: $113MM Adj EBITDA: $28MM Latex Net Sales: $243MM Adj EBITDA: $30MM Performance Plastics Net Sales: $175MM Adj EBITDA: $25MM Note: Division and Segment Adjusted EBITDA excludes Corporate Adjusted EBITDA of ($26)MM. Totals may not sum due to rounding. Q3 2016 Results TRINSEO Q3 2016 Net Sales: $935MM Net Income: $67MM Adj EBITDA*: $143MM Adj EBITDA ex Reval*: $7MM * See Appendix for reconciliation of non-GAAP measures.

Solid performance despite lower than expected styrene margins in September Continued strong cash generation Trinseo Q3 2016 Financial Results 6 * See Appendix for reconciliation of non-GAAP measures. $143 $7 $116 ($28) Adj EBITDA* Inv Reval - Fav/(Unfav) Adjusted EBITDA* ($MM) Q3'16 Q3'15 $1.43 $1.70 $1.06 $1.07 EPS Adj EPS* EPS ($) Q3'16 Q3'15 $935 $67 $1,028 $52 Net Sales Net Income Sales & Net Income ($MM) Q3'16 Q3'15

Revenue decrease driven by raw material cost pass through Volume consistent with historical levels Price increases and cost reductions reflected in results Latex 7 $243 $255 Q3'16 Q3'15 Revenue ($MM) $30 $24 Q3'16 Q3'15 Adjusted EBITDA ($MM) 318 307 Q3'16 Q3'15 Volume (MM Lbs)

Continued strong performance-tire market Revenue decrease due to pass through of raw material cost and delayed shipments SSBR expansion announced Synthetic Rubber 8 $113 $126 Q3'16 Q3'15 Revenue ($MM) $28 $27 Q3'16 Q3'15 Adjusted EBITDA ($MM) 150 152 Q3'16 Q3'15 Volume (MM Lbs)

Revenue decline from raw material pass through Auto YTD volume up 5% vs 2016 Improvement versus prior year driven by higher margin in Europe, prior year price lag Performance Plastics 9 $175 $180 Q3'16 Q3'15 Revenue ($MM) $25 $15 Q3'16 Q3'15 Adjusted EBITDA ($MM) 145 144 Q3'16 Q3'15 Volume (MM Lbs)

Revenue decrease driven by pass through of raw material costs Slightly lower than guidance due to September styrene margins and continued low inventory levels Basic Plastics & Feedstocks 10 $405 $467 Q3'16 Q3'15 Revenue ($MM) 711 504 724 493 Segment Volume Polymer Volume Volume (MM Lbs) Q3'16 Q3'15 $86 $3 $70 ($22) Adj EBITDA Inv Reval - Fav/(Unfav) Adjusted EBITDA ($MM) Q3'16 Q3'15

Cash Generation 11 *Free Cash Flow = cash from operating activities less capital expenditures (prior periods have been revised to reflect this definition of Free Cash Flow). 2015 value of $244MM includes a call premium cash use of approximately $69MM. 2014 value of $19MM includes an approximately $56MM cash use related to termination fees for Latex JV Option and Bain Advisory Agreement. See Appendix for reconciliation of non-GAAP measures. NOTE: Totals may not sum due to rounding Summary Q3 cash from operating activities of $145 million and free cash flow of $115 million Q3 dividends of $40 million from Americas Styrenics $114 million returned to shareholders in Q3 via repayment of equity / repurchases Cash Generation ($MM) $211 $117 $353 $485 $138 $19 $244 $350 2013 2014 2015 2016E Cash From Ops Free Cash Flow*

Performance Materials 12 Synthetic Rubber Latex Binders Performance Plastics New Reporting Segments starting in Q4 More BP&F detail Feedstocks – primarily revenue and profitability related to the production and procurement of styrene monomer Basic Plastics – polystyrene, copolymers (ABS / SAN), and polycarbonate Americas Styrenics – styrene and polystyrene TRINSEO ABS – splitting profitability between Basic Plastics and Performance Plastics SEGMENTS Basic Plastics & Feedstocks Feedstocks Basic Plastics Americas Styrenics DIVISIONS

# New Segmentation - Comparison

TRINSEO

| (in $millions) | Q1'14 | Q2'14 | Q3'14 | Q4'14 | Q1'15 | Q2'15 | Q3'15 | Q4'15 | Q1'16 | Q2'16 | Q3'16 | 2014 | 2015 | Q3LTM |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Old Segmentation** | | | | | | | | | | | | | | |
| Latex | 26 | 27 | 26 | 18 | 21 | 15 | 24 | 18 | 19 | 21 | 30 | 97 | 79 | 88 |
| Synthetic Rubber | 43 | 37 | 27 | 30 | 26 | 18 | 27 | 21 | 23 | 30 | 28 | 137 | 93 | 103 |
| Performance Plastics | 17 | 17 | 19 | 16 | 25 | 21 | 15 | 22 | 30 | 31 | 25 | 69 | 83 | 108 |
| Performance Materials - Adj EBITDA | 87 | 81 | 72 | 65 | 73 | 55 | 66 | 61 | 72 | 83 | 84 | 304 | 255 | 299 |
| *Performance Materials - Inventory Reval* | *5* | *0* | *(1)* | *(20)* | *(21)* | *7* | *(6)* | *(9)* | *(5)* | *7* | *4* | *(16)* | *(29)* | *(4)* |
| Basic Plastics & Feedstocks - Adj EBITDA | 23 | 16 | 4 | (12) | 59 | 122 | 70 | 75 | 97 | 121 | 86 | 31 | 327 | 379 |
| *BP&F - Inventory Reval* | *1* | *2* | *(0)* | *(52)* | *(21)* | *23* | *(22)* | *(8)* | *(4)* | *6* | *3* | *(49)* | *(29)* | *(4)* |
| **New Segmentation** | | | | | | | | | | | | | | |
| Latex Binders | 26 | 27 | 26 | 18 | 21 | 15 | 24 | 18 | 19 | 21 | 30 | 97 | 79 | 88 |
| Synthetic Rubber | 43 | 37 | 27 | 30 | 26 | 18 | 27 | 21 | 23 | 30 | 28 | 137 | 93 | 103 |
| Performance Plastics | 23 | 21 | 23 | 18 | 30 | 28 | 20 | 30 | 35 | 38 | 30 | 85 | 108 | 133 |
| Performance Materials - Adj EBITDA | 93 | 84 | 76 | 67 | 77 | 61 | 72 | 69 | 77 | 90 | 88 | 320 | 280 | 325 |
| *Performance Materials - Inventory Reval* | *5* | *0* | *(1)* | *(21)* | *(22)* | *7* | *(6)* | *(10)* | *(5)* | *7* | *4* | (17) | (31) | (4) |
| Basic Plastics | 2 | 8 | (5) | (19) | 14 | 39 | 25 | 37 | 38 | 43 | 34 | (15) | 116 | 152 |
| Feedstocks | (1) | (3) | (5) | (12) | 5 | 35 | 7 | 3 | 21 | 33 | 13 | (21) | 51 | 69 |
| Americas Styrenics | 16 | 7 | 11 | 17 | 35 | 41 | 32 | 27 | 33 | 38 | 34 | 50 | 135 | 132 |
| Basic Plastics & Feedstocks - Adj EBITDA | 17 | 12 | 0 | (14) | 55 | 115 | 65 | 67 | 92 | 113 | 81 | 15 | 302 | 353 |
| *BP&F - Inventory Reval* | *1* | *2* | *(0)* | *(50)* | *(20)* | *22* | *(22)* | *(7)* | *(4)* | *6* | *3* | (47) | (27) | (3) |

1. **Split of ABS profitability between Basic Plastics and Performance Plastics (~$25MM Q3 LTM movement)**
2. **Additional BP&F disclosure**
3. **BP&F improvement driven by all three segments – Basic Plastics, Feedstocks, & Americas Styrenics**

13

# Western Europe and Asia Styrene Margin Trends

TRINSEO

## Western Europe Margin



SM Margin
Styrene
Ethylene
Benzene
Q3 to Q4
-$50/MT
Prices – USD/MT
Styrene Margin - USD/MT
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16

## Asia Margin



Styrene
Ethylene
SM Margin
Benzene
Q3 to Q4
~Unchanged
Prices – USD/MT
Styrene Margin - USD/MT
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16

Source: IHS (Historical) / Trinseo (Forecast). (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia). Margin: Styrene less 80% * Benzene less 30% * Ethylene.

14

Q4 Styrene Outages 15 Q4 has lower than expected level of planned styrene outages Source: Trinseo Q4: Recent Low Levels 0% 5% 10% 15% 20% Jan Feb Mar Apr May June Jul Aug Sep Oct Nov Dec % of Global Capacity Styrene Outages – 2016 vs 2013 - 2015 Range & Average 2013-2015 Range 2016 2013-2015 Global Avg

# Q4 2016 Guidance - New Segmentation Basis

TRINSEO

| | Segment | Adj EBITDA($MM) | Commentary |
|---|---|---|---|
| Performance Materials | Latex Binders | ~$25 | • Price increases implemented<br>• Cost initiatives continuing |
| Performance Materials | Synthetic Rubber | ~$25 | • Very strong performance tire market<br>• Continued steady volumes<br>• Higher maintenance-related costs in Q4 vs Q3 |
| Performance Materials | Performance Plastics | ~$30 | • Similar quarter-over-quarter performance<br>• Includes ABS profitability from new segmentation |
| | Basic Plastics & Feedstocks | $55 - $65 | • Sequentially lower styrene margins impacting Feedstocks and Americas Styrenics<br>• Seasonally lower volumes in Basic Plastics |
| | Corporate | ~$(22) | |

**Net Income $54MM - $62MM / EPS $1.19 - $1.36**
**Adj EBITDA* $115MM - $125MM / Adj EPS* $1.19 - $1.36**

* See Appendix for reconciliation of non-GAAP measures

16

2016 Full Year Guidance 17 Performance Materials Basic Plastics & Feedstocks Corporate Current Guidance Prior Guidance $330 - $340 $320 - $330 ~$350 ~$(95) ~$(90) NOTE: All figures on new segmentation basis ~$375 Lower TSE and AmSty styrene margin, primarily in the fourth quarter Accelerated expense from Bain exit and FX $605 - $615 $585 - $595 Higher Feedstocks and flat Americas Styrenics performance in 2016 versus 2015 despite lower level of industry outages Continued structural improvement Adj EBITDA* $316 - $323 $295 - $303 Net Income * See Appendix for reconciliation of non-GAAP measures Reaffirming 5% year-over-year growth $0 $10 Inventory Reval - Fav/(Unfav) $ Millions $135 $135 2015 2016E Americas Styrenics Adj EBITDA ($MM) $51 $75 2015 2016E Feedstocks Adj EBITDA ($MM)

2017 Guidance 18 Performance Materials Basic Plastics Americas Styrenics Feedstocks Corporate Adj EBITDA* $585MM - $595MM ~$580MM Net Income 2016E $295MM - $303MM 2017E ~$310MM * See Appendix for reconciliation of non-GAAP measures Inventory Reval - Fav/(Unfav) $10MM $0MM $330 - $340 ~ $330 ~ $140 ~ $125 ~ $135 ~ $135 ~ $75 ~ $75 ~ ($95) ~ ($85) 2016E 2017E

19 2016 Investor Day Agenda Breakfast and Product Showcase Overview Chris Pappas – President & CEO New Business Segmentation Martin Pugh – EVP & COO Basic Plastics & Feedstocks Tim Stedman – SVP, Basic Plastics & Feedstocks Division Performance Materials Hayati Yarkadas – SVP, Performance Materials Division Cash Deployment Barry Niziolek – EVP & CFO Wrap-up / Q&A Chris Pappas – President & CEO Logistics Date Friday, November 11 Location St. Regis, New York Time 7:30 AM Breakfast and Product Showcase 8:00 AM Presentations

Q&A

Appendix

US GAAP to Non-GAAP Reconciliation 22 NOTE: For definitions of non-GAAP measures as well as descriptions of reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying Exhibit 99.1 – Press Release, November 1, 2016. Totals may not sum due to rounding. Profitability Guidance Free Cash Flow - Reported Free Cash Flow - Guidance

US GAAP to Non-GAAP Reconciliation 23 Reconciliation of Adjusted EBITDA excluding inventory revaluation For description of reconciling items from EBITDA to Adjusted EBITDA, as defined, refer to Note 2 of Exhibit 99.1 – Press Release, dated November 1, 2016, furnished on Form 8-K on November 1, 2016. We present Adjusted EBITDA excluding inventory revaluation in order to facilitate the comparability of results by management and investors from period to period by adjusting cost of sales to reflect the cost of raw materials during the period, which is often referred to as the replacement cost method of inventory valuation. We believe this measure minimizes the impact of raw material purchase price volatility in evaluating our performance by more consistently matching the inventory costs included in cost of sales in a period to the cost of inventory actually sold during that period. In addition, we use Adjusted EBITDA excluding inventory revaluation as a key metric to manage our business and assess our current period profitability as well as the effectiveness of our pricing strategy. We also use Adjusted EBITDA excluding inventory revaluation as the key component of the financial metric used to determine management’s annual performance awards. Our approach to calculating inventory revaluation is intended to represent the difference between our results under the first-in, first-out (“FIFO”) method and the replacement cost method of accounting for inventory. However, our calculation of Adjusted EBITDA excluding inventory revaluation may differ from the replacement cost method if the monthly raw material standard costs are different from the actual raw material prices during the period, or if production and purchase volumes differ from sales volumes during the period. These factors could have a significant impact on our inventory revaluation calculation. When the Company reports its fourth quarter and full year 2016 results, we will no longer present Adjusted EBITDA excluding inventory revaluation as a separate non-GAAP financial performance measure. The Company will, however, continue to present Adjusted EBITDA, Adjusted Net Income, and Adjusted EPS as non-GAAP measures of performance (consistent with our current definitions). In the future, the Company will continue to separately discuss the impact that raw material purchase price volatility has on our results when significant. This change is being made to better align our use of non-GAAP measures with guidance recently received from the U.S. Securities and Exchange Commission.

# US GAAP to Non-GAAP Reconciliation

TRINSEO

| *(in $millions, unless noted)* | Q1'14 | Q2'14 | Q3'14 | Q4'14 | Q1'15 | Q2'15 | Q3'15 | Q4'15 | Q1'16 | Q2'16 | Q3'16 | 2013 | 2014 | 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Net Income (Loss)** | **17.1** | **(44.6)** | **(10.1)** | **(29.7)** | **37.7** | **0.8** | **52.1** | **43.1** | **76.7** | **95.8** | **67.3** | **(22.2)** | **(67.3)** | **133.6** |
| Interest expense, net | 32.8 | 32.6 | 30.1 | 29.4 | 28.9 | 25.6 | 19.5 | 19.3 | 18.9 | 18.8 | 18.8 | 132.0 | 124.9 | 93.2 |
| Provision for (benefit from) income taxes | 12.8 | 5.5 | 3.7 | (2.1) | 17.9 | 7.5 | 21.2 | 23.6 | 21.9 | 28.6 | 16.0 | 21.8 | 19.7 | 70.2 |
| Depreciation and amortization | 23.7 | 27.1 | 27.8 | 24.9 | 22.5 | 21.7 | 23.0 | 29.5 | 23.2 | 24.9 | 23.8 | 95.2 | 103.7 | 96.8 |
| EBITDA | 86.4 | 20.6 | 51.5 | 22.5 | 107.0 | 55.6 | 115.8 | 115.5 | 140.7 | 168.1 | 125.9 | 226.8 | 181.0 | 393.8 |
| Loss on extinguishment of long-term debt | - | - | 7.4 | - | - | 95.2 | - | - | - | - | - | 20.7 | 7.4 | 95.2 |
| Other items | - | 32.5 | 1.9 | 3.9 | 1.3 | 0.6 | 0.3 | - | 1.8 | 0.3 | 0.3 | 0.8 | 38.4 | 2.2 |
| Restructuring and other charges | 0.5 | 2.1 | 0.8 | 6.6 | 0.5 | (0.1) | 0.1 | 0.2 | 0.7 | 1.1 | 16.8 | 10.8 | 10.0 | 0.8 |
| Net (gains) / losses on dispositions of businesses and assets | - | - | - | (0.6) | - | - | - | - | - | 12.9 | 0.3 | 4.2 | (0.6) | - |
| Fees paid pursuant to advisory agreement | 1.2 | 24.2 | - | - | - | - | - | - | - | - | - | 4.7 | 25.4 | - |
| Asset impairment charges or write-offs | - | - | - | - | - | - | - | - | - | - | - | 9.9 | - | - |
| Adjusted EBITDA | 88.1 | 79.4 | 61.6 | 32.4 | 108.8 | 151.3 | 116.2 | 115.7 | 143.2 | 182.4 | 143.3 | 277.9 | 261.6 | 492.0 |
| Adjusted EBITDA to Adjusted Net Income | | | | | | | | | | | | | | |
| Adjusted EBITDA | 88.1 | 79.4 | 61.6 | 32.4 | 108.8 | 151.3 | 116.2 | 115.7 | 143.2 | 182.4 | 143.3 | 277.9 | 261.6 | 492.0 |
| Interest expense, net | 32.8 | 32.6 | 30.1 | 29.4 | 28.9 | 25.6 | 19.5 | 19.3 | 18.9 | 18.8 | 18.8 | 132.0 | 124.9 | 93.2 |
| Provision for (benefit from) income taxes - Adjusted | 12.0 | 10.1 | 5.4 | 1.8 | 18.3 | 25.5 | 22.3 | 18.7 | 22.4 | 28.8 | 21.4 | 28.4 | 29.4 | 84.9 |
| Depreciation and amortization - Adjusted | 23.7 | 25.8 | 25.6 | 24.5 | 22.3 | 21.6 | 22.1 | 23.4 | 22.6 | 24.9 | 23.3 | 95.2 | 99.6 | 89.3 |
| Adjusted Net Income | 19.6 | 10.9 | 0.5 | (23.3) | 39.3 | 78.6 | 52.3 | 54.3 | 79.3 | 109.9 | 79.8 | 22.3 | 7.7 | 224.6 |
| *Wtd Avg Shares - Diluted (000)* | *37,270* | *38,912* | *50,063* | *48,770* | *48,851* | *48,907* | *48,989* | *49,067* | *49,086* | *47,857* | *46,961* | *37,270* | *43,476* | *48,970* |
| *Adjusted EPS - Diluted ($)* | *0.53* | *0.28* | *0.01* | *(0.48)* | *0.80* | *1.61* | *1.07* | *1.11* | *1.62* | *2.30* | *1.70* | *0.60* | *0.18* | *4.59* |
| *Adjustments by Statement of Operations Caption* | | | | | | | | | | | | | | |
| *Loss on extinguishment of long-term debt* | - | - | *7.4* | - | - | *95.2* | - | - | - | - | - | *20.7* | *7.4* | *95.2* |
| *Selling, general and administrative expenses* | *1.7* | *26.3* | *2.7* | *10.5* | *1.8* | *0.5* | *0.4* | *0.2* | *2.5* | *1.4* | *17.1* | *25.5* | *41.3* | *3.0* |
| *Other expense (income), net* | - | *32.5* | - | *(0.6)* | - | - | - | - | - | *12.9* | *0.3* | *4.9* | *31.9* | - |
| *Total EBITDA Adjustments* | *1.7* | *58.8* | *10.1* | *9.9* | *1.8* | *95.7* | *0.4* | *0.2* | *2.5* | *14.3* | *17.4* | *51.1* | *80.6* | *98.2* |
| *Free Cash Flow Reconciliation* | | | | | | | | | | | | | | |
| Cash provided by operating activities | | | | | | | | | | | | 211.3 | 117.2 | 353.2 |
| Capital expenditures | | | | | | | | | | | | (73.5) | (98.6) | (109.3) |
| Free Cash Flow | | | | | | | | | | | | 137.8 | 18.6 | 244.0 |

NOTE: Totals may not sum due to rounding.

24

# Selected Segment Information

TRINSEO

| *(in $millions, unless noted)* | Q1'14 | Q2'14 | Q3'14 | Q4'14 | Q1'15 | Q2'15 | Q3'15 | Q4'15 | Q1'16 | Q2'16 | Q3'16 | 2014 | 2015 | Q3'16 LTM |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Latex | 299 | 295 | 309 | 289 | 305 | 312 | 307 | 308 | 299 | 310 | 318 | 1,193 | 1,233 | 1,235 |
| Synthetic Rubber | 155 | 142 | 136 | 135 | 162 | 153 | 152 | 134 | 146 | 148 | 150 | 568 | 601 | 579 |
| Performance Plastics | 144 | 147 | 145 | 145 | 150 | 150 | 144 | 146 | 143 | 154 | 145 | 581 | 590 | 588 |
| Performance Materials | 598 | 584 | 591 | 569 | 617 | 616 | 603 | 588 | 588 | 613 | 613 | 2,342 | 2,423 | 2,402 |
| Basic Plastics & Feedstocks | 746 | 743 | 725 | 654 | 793 | 708 | 724 | 690 | 764 | 734 | 711 | 2,867 | 2,915 | 2,898 |
| **Trade Volume (MMLbs)** | **1,344** | **1,327** | **1,315** | **1,223** | **1,411** | **1,323** | **1,327** | **1,277** | **1,352** | **1,347** | **1,324** | **5,210** | **5,339** | **5,300** |
| Latex | 326 | 321 | 328 | 286 | 238 | 248 | 255 | 226 | 209 | 232 | 243 | 1,261 | 966 | 910 |
| Synthetic Rubber | 177 | 165 | 155 | 137 | 129 | 115 | 126 | 104 | 102 | 111 | 113 | 634 | 475 | 430 |
| Performance Plastics | 202 | 210 | 208 | 202 | 197 | 185 | 180 | 181 | 169 | 184 | 175 | 821 | 743 | 709 |
| Performance Materials | 705 | 695 | 691 | 624 | 565 | 548 | 561 | 510 | 480 | 528 | 531 | 2,716 | 2,184 | 2,049 |
| Basic Plastics & Feedstocks | 654 | 645 | 614 | 498 | 454 | 480 | 467 | 387 | 414 | 442 | 405 | 2,412 | 1,788 | 1,647 |
| **Net Sales** | **1,359** | **1,341** | **1,305** | **1,122** | **1,018** | **1,029** | **1,028** | **897** | **894** | **970** | **935** | **5,128** | **3,972** | **3,696** |
| Latex | 26 | 27 | 26 | 18 | 21 | 15 | 24 | 18 | 19 | 21 | 30 | 97 | 79 | 88 |
| Synthetic Rubber | 43 | 37 | 27 | 30 | 26 | 18 | 27 | 21 | 23 | 30 | 28 | 137 | 93 | 103 |
| Performance Plastics | 17 | 17 | 19 | 16 | 25 | 21 | 15 | 22 | 30 | 31 | 25 | 69 | 83 | 108 |
| Performance Materials | 87 | 81 | 72 | 65 | 73 | 55 | 66 | 61 | 72 | 83 | 84 | 304 | 255 | 299 |
| Basic Plastics & Feedstocks | 23 | 16 | 4 | (12) | 59 | 122 | 70 | 75 | 97 | 121 | 86 | 31 | 327 | 379 |
| Corporate | (21) | (17) | (15) | (20) | (23) | (25) | (21) | (20) | (25) | (21) | (26) | (73) | (90) | (93) |
| Adjusted EBITDA | 88 | 79 | 62 | 32 | 109 | 151 | 116 | 116 | 143 | 182 | 143 | 262 | 492 | 585 |
| Performance Materials | 5 | 0 | (1) | (20) | (21) | 7 | (6) | (9) | (5) | 7 | 4 | (16) | (29) | (4) |
| Basic Plastics & Feedstocks | 1 | 2 | (0) | (52) | (21) | 23 | (22) | (8) | (4) | 6 | 3 | (49) | (29) | (4) |
| Inventory Revaluation | 6 | 3 | (1) | (72) | (42) | 29 | (28) | (17) | (10) | 13 | 7 | (64) | (58) | (7) |
| Basic Plastics & Feedstocks | 15 | 5 | 9 | 18 | 37 | 41 | 33 | 29 | 35 | 39 | 37 | 48 | 140 | 139 |
| **Equity in earnings (losses) of affiliates** | **15** | **5** | **9** | **18** | **37** | **41** | **33** | **29** | **35** | **39** | **37** | **48** | **140** | **139** |

NOTE: Totals may not sum due to rounding.

25

Selected Information – New Segmentation 26 NOTE: Totals may not sum due to rounding. (in $millions, unless noted) Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 2014 2015 Q3'16LTM Latex 299 295 309 289 305 312 307 308 299 310 318 1,193 1,233 1,235 Synthetic Rubber 155 142 136 135 162 153 152 134 146 148 150 568 601 579 Performance Plastics 144 147 145 145 150 150 144 146 143 154 145 581 590 588 Performance Materials 598 584 591 569 617 616 603 588 588 613 613 2,342 2,423 2,402 Basic Plastics 562 584 539 490 585 557 493 525 570 539 504 2,174 2,160 2,137 Feedstocks 185 159 186 164 209 151 231 165 194 195 207 693 755 761 Basic Plastics & Feedstocks 746 743 725 654 793 708 724 690 764 734 711 2,867 2,915 2,898 Trade Volume (MMLbs) 1,344 1,327 1,315 1,223 1,411 1,323 1,327 1,277 1,352 1,347 1,324 5,210 5,339 5,303 Latex 326 321 328 286 238 248 255 226 209 232 243 1,261 966 910 Synthetic Rubber 177 165 155 137 129 115 126 104 102 111 113 634 475 430 Performance Plastics 202 210 208 202 197 185 180 181 169 184 175 821 743 709 Performance Materials 705 695 691 624 565 548 561 510 480 528 531 2,716 2,184 2,049 Basic Plastics 530 543 494 412 375 411 364 327 343 363 324 1,978 1,478 1,357 Feedstocks 124 103 120 86 78 69 103 60 71 79 81 434 310 290 Basic Plastics & Feedstocks 654 645 614 498 454 480 467 387 414 442 405 2,412 1,788 1,647 Net Sales 1,359 1,341 1,305 1,122 1,018 1,029 1,028 897 894 970 935 5,128 3,972 3,696 Latex 26 27 26 18 21 15 24 18 19 21 30 97 79 88 Synthetic Rubber 43 37 27 30 26 18 27 21 23 30 28 137 93 103 Performance Plastics 23 21 23 18 30 28 20 30 35 38 30 85 108 133 Performance Materials 93 84 76 67 77 61 72 69 77 90 88 320 280 325 Basic Plastics 2 8 (5) (19) 14 39 25 37 38 43 34 (15) 116 152 Feedstocks (1) (3) (5) (12) 5 35 7 3 21 33 13 (21) 51 69 Americas Styrenics 16 7 11 17 35 41 32 27 33 38 34 50 135 132 Basic Plastics & Feedstocks 17 12 0 (14) 55 115 65 67 92 113 81 15 302 353 Corporate (21) (17) (15) (20) (23) (25) (21) (20) (25) (21) (26) (73) (90) (93) Adjusted EBITDA 88 79 62 32 109 151 116 116 143 182 143 262 492 585 Performance Materials 5 0 (1) (21) (22) 7 (6) (10) (5) 7 4 (17) (31) (4) Basic Plastics & Feedstocks 1 2 (0) (50) (20) 22 (22) (7) (4) 6 3 (47) (27) (3) Inventory Revaluation 6 3 (1) (72) (42) 29 (28) (17) (10) 13 7 (64) (58) (7) Basic Plastics & Feedstocks 15 5 9 18 37 41 33 29 35 39 37 48 140 139 Equity in earnings (losses) of affiliates 15 5 9 18 37 41 33 29 35 39 37 48 140 139